UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2012

Strategic Hotels & Resorts, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Madison Street, Suite 1700, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 658-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2012, Strategic Hotels & Resorts, Inc. (the “Company”) held its 2012 annual meeting of stockholders (the “2012 Annual Meeting”). At the 2012 Annual Meeting, stockholders considered and voted upon the following proposals:

1.	The election of ten directors (identified in the table below) to serve until the Company’s next annual meeting of stockholders and until such directors’ successors are duly elected and qualify;

2.	The approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers as described in the proxy statement for the 2012 Annual Meeting (the “Proxy Statement”); and

3.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

The following table sets forth the number of votes in favor, the number of votes withheld and the number of broker non-votes with respect to the election of directors:

Director	Votes in Favor	Votes Withheld	Broker Non-Votes
Robert P. Bowen	136,243,409	8,491,413	12,584,925

Kenneth Fisher	136,261,809	8,473,013	12,584,925

Raymond L. Gellein, Jr.	110,477,673	34,257,149	12,584,925

Laurence S. Geller CBE	136,506,231	8,228,591	12,584,925

James A. Jeffs	110,615,842	34,118,980	12,584,925

Richard D. Kincaid	110,723,374	34,011,448	12,584,925

Sir David M.C. Michels	135,851,660	8,883,162	12,584,925

William A. Prezant	136,260,683	8,474,139	12,584,925

Eugene F. Reilly	110,474,912	34,259,910	12,584,925

Sheli Z. Rosenberg	140,088,727	4,646,095	12,584,925

The following table sets forth the number of votes in favor, the number of votes against, the number of abstentions and the number of broker non-votes with respect to the approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers as described in the Proxy Statement:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
98,488,716	46,112,733	133,373	12,584,925

The following table sets forth the number of votes in favor, the number of votes against and the number of abstentions with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

Votes in Favor	Votes Against	Abstentions
155,702,868	1,017,289	599,590

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2012

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Paula C. Maggio
Name:	Paula C. Maggio
Title:	Senior Vice President, Secretary & General Counsel